UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2003

Sypris Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bullitt Lane, Suite 450 Louisville, Kentucky	40222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99	Registrant’s earnings press release dated July 30, 2003

Item 12.	Results of Operations and Financial Condition

The Registrant’s earnings press release dated July 30, 2003, reporting its second quarter 2003 results of operations and financial condition, is attached hereto as Exhibit 99 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2003	SYPRIS SOLUTIONS, INC.

	By:	/s/ DAVID D. JOHNSON
David D. Johnson
Vice President and Chief Financial Officer

2

INDEX TO EXHIBITS

Exhibit Number	Description

99	Registrant’s earnings press release dated July 30, 2003